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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement              [ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                                     (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            ZAXIS INTERNATIONAL INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                            ZAXIS INTERNATIONAL INC.
                              1890 Georgetown Road
                               Hudson, Ohio 44236

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 6, 2000

To Our Stockholders:

     The Annual Meeting (the "Annual Meeting") of Stockholders of Zaxis International Inc. (the "Company") will be held at the Holiday Inn/Hudson at 240 Hines Hill Road, Hudson, Ohio 44236, on July 6, 2000, at 10:00 a.m. (EDT) for the following purposes:

     I.   To elect five Directors of the Company for the ensuing year.

     II. To amend the Certificate of Incorporation to increase the number of shares of Common Stock to 20,000,000 from 12,000,000.

     III. To amend the Certificate of Incorporation to authorize 10,000,000 shares of Preferred Stock.

     IV. To approve an increase in the number of shares reserved for the Non-Employee Directors' Stock Option Plan.

     V. To ratify the appointment of Ernst & Young LLP as the independent public accountant for the Company for the year 2000.

     VI. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only stockholders of record as of the close of Business on June 8, 2000, are entitled to notice of, and to vote at, the Annual Meeting.

                                          By Order of the Board of Directors,
                                          Charles L. Maimbourg
                                          Secretary
June 12, 2000

                             YOUR VOTE IS IMPORTANT
     TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY LETTER AND PROMPTLY RETURN IT IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

                            ZAXIS INTERNATIONAL INC.
                              1890 Georgetown Road
                               Hudson, Ohio 44236

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 6, 2000

                                  INTRODUCTION

     This Proxy Statement is being furnished to stockholders of Zaxis International Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from the holders of the Company's common stock, par value $.01 per share ("Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., EDT, on July 6, 2000 (the "Annual Meeting"), at the Holiday Inn/Hudson at 240 Hines Hill Road, Hudson, Ohio 44236.

     Stockholders of record as of the close of business on June 8, 2000, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. On March 31, 2000, there were 7,762,659 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters brought to a vote at the Annual Meeting. The Company has no other class of voting securities outstanding.

     Shares of Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present in person or represented by proxy. When proxies in the accompanying form are returned properly executed, the shares represented thereby will be voted as specified on such proxies. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein; FOR the amendments of the Company's Certificate of Incorporation; FOR the increase in the number of shares under the Directors' Option Plan; and FOR ratification of the appointment of independent accountants. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. Any stockholder giving a proxy has the right to revoke it at any time prior to its exercise by delivering a notice in writing to the Secretary of the Company, by delivering a validly executed, later dated proxy, or by voting in person at the Annual Meeting.

     At the Annual Meeting, the inspector of elections appointed for the Annual Meeting will tabulate the results of stockholder voting. The Company's By-laws provide that the presence in person or by proxy of the holders of one-third of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. Properly executed proxies that are (i) marked "abstain" or (ii) held in "street name" by brokers and that are not voted on one or more particular proposals (if otherwise voted on at least one proposal), will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal to which such abstention applies.

     The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is June 12, 2000.

                            I. ELECTION OF DIRECTORS

     At the Annual Meeting, five Directors are to be elected for the ensuing year to hold office until the next Annual Meeting and until their successors shall have been elected and shall have qualified. Pursuant to the Company's By-laws, provided that a quorum is present, the candidates receiving the highest number of votes up to the number of Directors to be elected shall be elected. Unless otherwise specified, the shares represented by the enclosed proxy will be voted "FOR" the election of the five nominees named below. In the event that any nominee refuses or is unable to serve as a Director (which is not now anticipated), the persons named as proxies reserve full discretion to vote for such other person as may be nominated.

             INFORMATION AS TO THE NOMINEES, THE BOARD OF DIRECTORS
                   AND THE EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is information about each nominee for election as a Director and each executive officer of the Company (based on information supplied by him), including his name, age, positions with the Company (other than as a Director) and principal occupations during the past five years.

    NAME, AGE AND POSITIONS
       WITH THE COMPANY                        OCCUPATION AND OTHER INFORMATION
    -----------------------      ------------------------------------------------------------
NOMINEES
Stephen N. Anderson 61.........  Mr. Anderson was elected to the Board in December, 1999. He
Director                         is President of Six Sigma Group, Inc., a San Francisco based strategic management consulting firm focused on pre-public and public growth companies in the United States and
                                 offshore.
Dr. Malvin L. Eutick, OAM......  Dr. Eutick was elected to the Board in December, 1999. He is
Director                         a non-executive Director of a number of biotechnology and
                                 medical start up companies in Australia including Progen
                                 Industries Pty Ltd. and TUTA Laboratories Pty Ltd. In
                                 addition, Dr. Eutick is the Executive Director of Ophthalmic
                                 Laboratories Pty Ltd., an Australian-based pharmaceutical
                                 company.
Steven C. Ficyk, 39............  Mr. Ficyk was elected to the Board in December, 1999. He is
Director                         a registered investment professional, who over the past
                                 seventeen years, has held positions with Merrill Lynch and
                                 A.G. Edwards serving both retail and institutional
                                 investors. Mr. Ficyk is currently associated with Round Hill
                                 Securities, Inc.
Ronald F. Hanson, 63...........  Mr. Hanson is currently Chairman of the Board being elected
Director                         to this position and the Board of Directors in December,
                                 1999. He is founder of his own financial planning firm and is a Chartered Financial Consultant with nearly 40 years of professional experience working with high net worth business owners and executives.
Melvin Weisblatt, 58...........  Mr. Weisblatt was elected to the Board in December, 1999. He
Director and Vice President of   is currently the Vice President of Sales & Marketing for
Sales & Marketing                Zaxis, Inc., a position he has held since 1996. Prior to
                                 joining Zaxis, Inc., Mr. Weisblatt held management positions with Amersham Inc. and United States Biochemical
                                 Corporation.

EXECUTIVE OFFICERS
John T. Hrobsky, 50............  Mr. Hrobsky has been the President & Chief Executive Officer
President & Chief Executive      at Zaxis International Inc. since December, 1999. He has
Officer                          over 25 years of experience in the medical industry with
                                 both established and early stage companies. Prior to joining the Company, Mr. Hrobsky held positions with NeuroControl
                                 Corporation and Cochlear Corporation.
Charles L. Maimbourg, 39.......  Mr. Maimbourg joined Zaxis International Inc. in April, 2000
Secretary and Chief Financial    as its Chief Financial Officer. Previously, he was the Vice
Officer                          President & Chief Financial Officer at TRION Technologies,
                                 Inc. and a Partner with Ernst & Young LLP.

     The Board of Directors held 14 meetings during the fiscal year ended December 31, 1999. The Board of Directors has an Audit Committee, comprised of Messrs. Ficyk and Hanson. The Audit Committee's primary function is to review the reports of the Independent Public Accountant and to review management's response to the recommendations of Independent Public Accountant. During fiscal 1999, Directors earned options for shares of Common Stock in accordance with the 1996 Non-Employee Directors' Stock Option Plan as compensation for their services.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES.

                             COMMON STOCK OWNERSHIP

     The following table sets forth, as of March 31, 2000, based on information provided to the Company by the persons named in the table, the number of shares of Common Stock owned by each Director, the Chief Executive Officer and by all the Directors and executive officers of the Company as a group, and the persons or groups of persons known to the Company to be the beneficial owners of more than 5% of the Common Stock of the Company.

                  NAME AND ADDRESS                      AMOUNT AND NATURE OF      PERCENTAGE
                 OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP(1)    OWNERSHIP
-----------------------------------------------------  -----------------------    ----------
Ronald Hanson........................................           335,979(2)            2.8%
815 Superior Avenue
Cleveland, Ohio 44114
Melvin Weisblatt.....................................            20,833(3)            .18%
1890 Georgetown Road
Hudson, Ohio 44236
John Hrobsky.........................................            50,000(4)            .42%
1890 Georgetown Road
Hudson, Ohio 44236
All Directors and Executive Officers as a Group
  (Seven Persons)....................................           431,812(5)            3.6%
Progen Industries Ltd................................         1,334,884(6)           11.2%
2806 Ipswich Road
Darra Qld 4076, Australia
MML Management Ltd...................................         1,011,742(7)            8.5%
19 Willis Street
Armadale 3143
Melbourne, Australia

---------------

(1) Except as otherwise indicated, the persons listed as beneficial owners of the shares of Common Stock have sole voting and investment power with respect to those shares.

(2) Includes 126,979 shares that are owned by Mr. Hanson's spouse and other entities Mr. Hanson is associated with and 92,000 shares issuable upon the exercise of warrants.

(3) Includes 17,500 shares issuable upon the exercise of stock options granted under the 1996 Consultants and Employees Stock Option Plans.

(4) Includes 25,000 shares issuable upon the exercise of warrants.

(5) Includes 42,500 shares issuable upon exercise of stock options granted under the 1996 Consultants and Employees Stock Option Plans, 126,979 shares owned by entities or individuals associated with a Director of the Company, and 117,000 shares issuable upon the exercise of warrants.

(6) Includes 1,334,884 shares issuable upon conversion of notes and exercise of warrants.

(7) Includes 905,949 shares issuable upon conversion of notes and exercise of warrants.

     Messrs. Anderson, Eutick, Ficyk, Hanson and Weisblatt, who are currently Directors, filed the required Forms 3, 4 and 5 for the year ended December 31, 1999 prior to the date of this filing. Mr. Hrobsky, the Company's President & Chief Executive Officer, has filed the required Forms 3 and 5 for the year ended December 31, 1999 prior to the date of this filing.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation earned by Messrs. Bedell and Hrobsky as the Company's President & Chief Executive Officer during 1999. No other executive officer received compensation during 1999 in excess of $100,000.

                     NAME AND POSITION                        YEAR    COMPENSATION
                     -----------------                        ----    ------------
John Hrobsky................................................  1999      $     0
President & Chief Executive Officer
since December 17, 1999
Conaly Bedell...............................................  1999      $42,005
President & Chief Executive Officer
until December 15, 1999

     There were no bonuses, other compensation or long-term compensation awards or payouts in 1999.

               II. AMEND CERTIFICATE OF INCORPORATION TO INCREASE
                       NUMBER OF AUTHORIZED COMMON SHARES

     The fully diluted stock allocation of the Company (issued and reserved) is approximately 11,550,000. The present authorized number of shares is 12,000,000. The Company intends to negotiate additional investments during 2000, and sizeable investments could require an issue of stock that would necessitate a larger authorization, thus the proposal to increase the authorized to 20,000,000 shares of common stock.

     RESOLVED: That the Certificate of Incorporation of the Company be amended as follows:

          The Corporation shall be authorized to issue thirty million (30,000,000) shares of capital stock, of which 20,000,000 shall be shares of Common Stock, $.01 par value ("Common Stock"). The Common Stock shall be subject to the express terms of the Preferred Stock if approved by the stockholders and any series thereof. Each share of Common Stock shall be equal to every other share of Common Stock and the holders thereof shall be entitled to one vote for each share of such stock on all questions presented to the shareholders. The owners of Common Stock shall not have cumulative voting rights.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES TO 20,000,000.

               III. TO AMEND THE CERTIFICATE OF INCORPORATION TO
                   AUTHORIZE THE ISSUANCE OF PREFERRED SHARES

     The fully diluted stock allocation of the Company (issued and reserved) is approximately 11,550,000 shares of common stock. Common stock is currently the only class of stock authorized or issued by Zaxis International Inc. The Company intends to negotiate additional investments during 2000, and it is possible that additional financing could be more readily arranged through the issuance of Preferred Stock, thus the proposal to provide for establishment of preferred class(es) of stock, to a maximum of 10,000,000 shares.

     RESOLVED: That the Certificate of Incorporation of the Company be amended as follows:

          The Corporation shall be authorized to issue thirty million (30,000,000) shares of capital stock, of which ten million (10,000,000) shall be shares of Preferred Stock, $1.00 par value, which may be issued in one or more series ("Preferred Stock"). The Board of Directors of the Corporation is authorized to fix the powers, preferences, rights, qualifications, limitations or restrictions of the Preferred Stock and any series thereof pursuant to Section 151 of the Delaware General Corporation Law. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF 10,000,000 SHARES OF PREFERRED STOCK.

                   IV. INCREASE NUMBER OF SHARES RESERVED FOR
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     The Company has a stock option plan that serves in lieu of cash compensation to the Directors of the Company for service in that capacity. The original allocation of 100,000 shares has been issued under the mandatory issue terms of the plan. The increase in allocation is necessary for the Company to continue to be in compliance with the plan as approved by shareholders in 1996.

     RESOLVED: That the 1996 Non-Employee Directors' Stock Option Plan of the Company be amended as follows:

          That Section 3 of the 1996 Non-Employee Directors' Stock Option Plan ("Plan") is hereby amended to increase the number of shares reserved for issuance thereunder from one hundred thousand (100,000) shares of Common Stock to two hundred fifty thousand (250,000) shares of Common Stock and the Company hereby reserves an additional one hundred fifty thousand (150,000) shares of Common Stock for issuance under the Plan.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE TO 250,000.

                        V. INDEPENDENT PUBLIC ACCOUNTANT

     The public accounting firm of Ernst & Young LLP was the Company's independent public accountant for fiscal 1999 and has been appointed, subject to stockholder ratification at the Annual Meeting, to continue in such capacity for the current fiscal year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and make a statement if he or she so desires.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT ACCOUNTANT FOR THE COMPANY.

                               VI. OTHER MATTERS

     The Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission is available without charge. To obtain a copy, contact the Investor Relations Office. All expenses of the Company in connection with this solicitation will be borne by the Company. Solicitation will be made principally by mail, but officers and regular employees may solicit proxies by telephone or in person. The Company will request brokers and other nominees who hold Common Stock in their names to forward proxy materials to the beneficial owners and will pay the expenses associated therewith.

     For a stockholder proposal to be included in next year's proxy statement for presentation at the 2001 Annual Meeting it must be received by the Secretary of the Company at its principal executive offices not later than January 8, 2001.

                                          By Order of the Board of Directors,

                                          Charles L. Maimbourg
                                          Secretary

Cleveland, Ohio
June 12, 2000

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                  DETACH HERE
--------------------------------------------------------------------------------

                            ZAXIS INTERNATIONAL INC.
                              1890 Georgetown Road
                               Hudson, Ohio 44236

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Mr. Steven C. Ficyk and Mr. Melvin Weisblatt, or either of them, proxies of the undersigned with full power of substitution, to vote for the undersigned at the Annual Meeting of Stockholders to be held on July 6, 2000, at 10:00 a.m. (EDT), at Holiday Inn/Hudson at 240 Hines Hill Road, Hudson, Ohio, or at any adjournment(s) or postponement(s) thereof, as follows:

Election of Directors, Nominees:

STEPHEN N. ANDERSON, DR. MALVIN L. EUTICK, STEVEN C. FICYK, RONALD F. HANSON and MELVIN WEISBLATT

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIVE NOMINEES LISTED ABOVE AND FOR PROPOSALS II, III, IV AND V.

You are encouraged to specify your choice by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this Card.

 I. ELECTION OF DIRECTORS:

  [ ]FOR ALL            [ ] WITHHELD AUTHORITY

  [ ] For, except vote withheld from the following nominee(s):
                                                              ------------------

 II. Amend Certificate of Incorporation to increase number of authorized common shares to 20,000,000.

    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

III. Amend Certificate of Incorporation to authorize the issuance of 10,000,000 preferred shares.

    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

IV. Increase number of shares reserved for Non-Employee Directors' Stock Option Plan to 250,000.

    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN
                                     (Continued, and to be signed on other side)

        ZAXIS INTERNATIONAL INC.
        C/O CORPORATE TRUST SERVICES

                                  DETACH HERE
--------------------------------------------------------------------------------

                          (Continued from other side)

V. Ratification of the appointment of Ernst & Young LLP as the independent accountants for Zaxis International Inc.

    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

VI. In their discretion on all other matters that may properly come before the meeting.

    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FIVE NOMINEES LISTED HEREON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL II.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL III.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL IV.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL V.

PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS HEREON, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

No postage need be affixed to the enclosed envelope if mailed in the United States. Your prompt attention will be of assistance.

                                                   DATE
                                                   -----------------------------

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature

                                                   Signature (Please sign
                                                   exactly as name appears
                                                   hereon. Joint owners should
                                                   each sign. When signing as
                                                   attorney, administrator,
                                                   executor, trustee, guardian,
                                                   etc., please add your title
                                                   as such.)